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EXHIBIT 32.1 CERTIFICATION

Certification of the Chief Executive Officer Pursuant to Section 302 of the Sarbanes - Oxley Act of 2002

I, Floyd D. Wilkenson, certify that:

1. I have reviewed this annual report on Form 10K-SB, as amended, of Ludlum Construction Co., Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

                              By: /s/ Floyd D. Wilkenson
                              ------------------------------
                              Floyd D. Wilkenson
    			                    Authorized Agent/Sole Director
			                        Appointed by Board of Directors
			                          on March 19, 2004

Dated: December 1, 2004


Certification of the Chief Financial Officer Pursuant to Section 302 of the Sarbanes - Oxley Act of 2002

I, Floyd D. Wilkenson, certify that:

1. I have reviewed this annual report on Form 10 K-SB, as amended, of Ludlum Construction Co., Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

                              By: /s/ Floyd D. Wilkenson
                              ------------------------------
                              Floyd D. Wilkenson
    			                    Authorized Agent/Sole Director
			                        Appointed by Board of Directors
			                          on March 19, 2004

Dated: December 1, 2004